Item 77M - DWS Diversified
International Equity Fund, DWS
Core Fixed Income Fund, DWS
Short-Term Municipal Bond
Fund, DWS Short Duration Fund
and DWS High Income Plus Fund

DWS Diversified International
Equity Fund

On February 1, 2011, DWS
Diversified International Equity
Fund (the "Predecessor Fund"), a
series of DWS Advisor Funds, a
Massachusetts business trust
(Registration Nos. 033-07404 and
811-04760), was reorganized into
DWS Diversified International
Equity Fund (the "Acquiring Fund"),
a corresponding newly created
"shell" series of DWS International
Fund, Inc., a Maryland corporation
(Registration Nos. 002-14400 and
811-00642).  On the Effective Date,
all of the assets and liabilities of the Predecessor Fund were transferred to the Acquiring Fund. With the exception of the differing corporation of which it is a series, the Acquiring Fund is substantially similar to its corresponding
Predecessor Fund.

All financial and other relevant
information for the Predecessor Fund
for the six-month period ended April
30, 2011 is reported on the Form N-
SAR filed by the Acquiring Fund for
the same period.

DWS Core Fixed Income Fund

On February 1, 2011, DWS Core
Fixed Income Fund (the
"Predecessor Fund"), a series of
DWS Advisor Funds, a
Massachusetts business trust
(Registration Nos. 033-07404 and
811-04760), was reorganized into
DWS Core Fixed Income Fund (the
"Acquiring Fund"), a corresponding
newly created "shell" series of DWS
Income Trust, a Massachusetts
business trust (Registration Nos.
002-91577 and 811-04049).  On the
Effective Date, all of the assets and
liabilities of the Predecessor Fund
were transferred to the Acquiring
Fund.  With the exception of the
differing trust of which it is a series, the Acquiring Fund is substantially similar to its corresponding
Predecessor Fund.

All financial and other relevant
information for the Predecessor Fund
for the six-month period ended April
30, 2011 is reported on the Form N-
SAR filed by the Acquiring Fund for
the same period.

DWS Short-Term Municipal Bond
Fund

On February 1, 2011, DWS Short-
Term Municipal Bond Fund (the
"Predecessor Fund"), a series of
DWS Advisor Funds, a
Massachusetts business trust
(Registration Nos. 033-07404 and
811-04760), was reorganized into
DWS Short-Term Municipal Bond
Fund (the "Acquiring Fund"), a
corresponding newly created "shell"
series of DWS Municipal Trust, a
Massachusetts business trust
(Registration Nos. 002-57139 and
811-02671).  On the Effective Date,
all of the assets and liabilities of the Predecessor Fund were transferred to the Acquiring Fund. With the exception of the differing trust of which it is a series, the Acquiring
Fund is substantially similar to its
corresponding Predecessor Fund.

All financial and other relevant
information for the Predecessor Fund
for the six-month period ended April
30, 2011 is reported on the Form N-
SAR filed by the Acquiring Fund for
the same period.

DWS Short Duration Fund

On February 1, 2011, DWS Short
Duration Fund (the "Predecessor
Fund"), a series of DWS Advisor
Funds, a Massachusetts business
trust (Registration Nos. 033-07404
and 811-04760), was reorganized
into DWS Short Duration Fund (the
"Acquiring Fund"), a corresponding
newly created "shell" series of DWS
Income Trust, a Massachusetts
business trust (Registration Nos.
002-91577 and 811-04049).  On the
Effective Date, all of the assets and
liabilities of the Predecessor Fund
were transferred to the Acquiring
Fund.  With the exception of the
differing trust of which it is a series, the Acquiring Fund is substantially similar to its corresponding
Predecessor Fund.

All financial and other relevant
information for the Predecessor Fund
for the six-month period ended April
30, 2011 is reported on the Form N-
SAR filed by the Acquiring Fund for
the same period.

DWS High Income Plus Fund

On February 1, 2011, DWS High
Income Plus Fund (the "Predecessor
Fund"), a series of DWS Advisor
Funds, a Massachusetts business
trust (Registration Nos. 033-07404
and 811-04760), was reorganized
into DWS High Income Plus Fund
(the "Acquiring Fund"), a
corresponding newly created "shell"
series of DWS Income Trust, a
Massachusetts business trust
(Registration Nos. 002-91577 and
811-04049).  On the Effective Date,
all of the assets and liabilities of the Predecessor Fund were transferred to the Acquiring Fund. With the exception of the differing trust of which it is a series, the Acquiring
Fund is substantially similar to its
corresponding Predecessor Fund.

All financial and other relevant
information for the Predecessor Fund
for the six-month period ended April
30, 2011 is reported on the Form N-
SAR filed by the Acquiring Fund for
the same period.